SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

CRUZAN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13453	59-1284057
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 1500, West Palm Beach, FL		33401
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 655-8977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CRUZAN INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 13, 2005, the Board of Directors, at a regularly scheduled meeting, appointed Ola Salmén Chairman of the Board of Directors.  In addition, the four new directors who were nominated by The Absolut Spirits Company, Inc., the Company’s controlling stockholder, and whose appointments became effective on October 11, 2005, were designated to the following classes on the Company’s Board of Directors.

Name	Class	Term Expires

Ola Salmén	I	2008 Annual Stockholders Meeting
Mats Andersson	II	2006 Annual Stockholders Meeting
Lisa Derman	II	2006 Annual Stockholders Meeting
Ketil Eriksen	III	2007 Annual Stockholders Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZAN INTERNATIONAL, INC.

Date:	December 19, 2005	By:	/s/ Ezra Shashoua
Ezra Shashoua
Executive Vice President and
Chief Financial Officer